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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  October 31, 2000
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                           DISPLAY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


    Nevada                          0-14427                     33-2286268
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


            5029 Edgewater Drive, Orlando, Florida       32810
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           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code   (407) 521-7477
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                                 Not Applicable
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          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

         On October 31, 2000, Display Technologies, Inc., its subsidiaries and SouthTrust Bank entered into an amendment to the Joinder and Forbearance Agreement among such parties dated as of September 26, 2000 (the "Forbearance Agreement"). The amendment extends the Forbearance Period (as defined in the Forbearance Agreement) from October 31, 2000 to January 15, 2001. A copy of such amendment is attached as Exhibit 10.146 and filed with this Report.

         On October 31, 2000, Display Technologies, Inc. issued a press release announcing, among other things, the amendment of the Forbearance Agreement. A copy of such press release is attached as Exhibit 20.2 and filed with this Report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   EXHIBITS.

               10.146 Amendment, dated October 31, 2000, to Joinder and Forbearance Agreement among the Registrant, its subsidiaries and SouthTrust Bank

               20.2        Registrant's press release dated October 31, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DISPLAY TECHNOLOGIES, INC.
                                            (Registrant)


Date: November 6, 2000                      By:  /S/ MARSHALL S. HARRIS
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                                                 Marshall S. Harris
                                                 Vice President, Secretary and
                                                 General Counsel






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